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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 8, 2000

                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-10989                       61-1055020
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(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
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        (Address of principal executive offices)              (Zip Code)

                                 (502) 357-9000
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              (Registrant's telephone number, including area code)



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Item 5. Other Events.
        -------------

     On September 8, 2000, Ventas, Inc. ("Ventas" or the "Company") announced that its board of directors voted to pay a cash dividend of $0.62 per share, payable on September 28, 2000 to stockholders of record on September 18, 2000. This amount, when combined with the $0.39 per share dividend paid in February 1999, represents 95 percent of the Company's 1999 taxable income. This combined dividend enables Ventas to elect real estate investment trust ("REIT") status for the period beginning January 1, 1999 when it files its 1999 federal income tax return.

     Ventas paid a 1999 first quarter dividend, but dividends for the remainder of the year were deferred as part of the Company's strategy to build its cash reserves during the reorganization discussions of its primary tenant, Vencor, Inc. ("Vencor"). Vencor filed for bankruptcy protection on September 13, 1999.

     Ventas also said that the amount of the total dividend ($1.01 per share) declared for 1999 should not be viewed as an indication of future dividend levels, which are likely to be lower. The Company intends to maintain its REIT status, which requires it to pay 95 percent of its taxable income as dividends. The payment of such minimum REIT dividends is contemplated under Ventas' long-term credit agreement. However, the Company is unable to predict the amount or timing of future dividends due to uncertainty over the restructuring of Vencor. Consistent with its previously announced position, Ventas said that it will not declare or pay a third quarter 2000 dividend at this time.

     The Company also announced that negotiations surrounding the financial restructuring of Vencor and its anticipated emergence from bankruptcy are ongoing. Vencor has received an extension, until September 29, 2000, of the period during which it has the exclusive right to file a plan of reorganization.

     A copy of the press release issued by the Company on September 8, 2000 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, ability to qualify as a real estate investment trust, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "could," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.


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     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in this Form 8-K and elsewhere in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the treatment of the Company's claims in the chapter 11 cases of its primary tenant, Vencor, Inc. and certain affiliates (collectively, "Vencor"), as well as certain of its other tenants, (b) the ability and willingness of Vencor to continue to meet and/or honor its obligations under the agreements the Company and Vencor entered into in connection with the 1998 spin off by the Company of Vencor (the "1998 Spin Off"), including, without limitation, the obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Vencor in the 1998 Spin Off, (c) the ability of Vencor and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including costs containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) the results of the settlement discussions Vencor and Ventas have been engaged in with the federal government seeking to resolve federal civil and administrative claims against them arising from the participation of Vencor facilities in various federal health benefit programs, (k) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (l) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, and to amend certain provisions of its credit agreement that would require the Company to repay substantially all of its indebtedness if Vencor does not emerge from bankruptcy by December 31, 2000, and (m) the ability of the Company to qualify as a real estate investment trust. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1 Press Release dated September 8, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VENTAS, INC.
                                      (Registrant)

Date: September 12, 2000

                                       By: /s/ T. Richard Riney
                                           ------------------------------
                                           Name:  T. Richard Riney
                                           Title: Executive Vice President and
                                                  General Counsel


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                                  EXHIBIT INDEX

Exhibit            Description
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99.1               Press Release dated September 8, 2000.


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